SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                        ACI TELECENTRICS, INCORPORATED

                              ------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1999

                              ------------------

TO THE SHAREHOLDERS OF ACI TELECENTRICS, INCORPORATED:


     The 1999 Annual Meeting of Shareholders of ACI Telecentrics, Incorporated will be held at the Minneapolis Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, 55402 at 3:30 p.m. on Thursday, May 13, 1999, for the following purposes:

       1. To set the number of members of the Board of Directors at seven (7).

       2. To elect members of the Board of Directors.

       3. To take action on any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1999 Annual Report to Shareholders.

     Only shareholders of record as shown on the books of the Company at the close of business on March 31, 1999 will be entitled to vote at the 1999 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the 1999 Annual Meeting. Whether or not you plan to attend the 1999 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.


                                        By Order of the Board of Directors,





                                        Rick N. Diamond
                                        CHIEF EXECUTIVE OFFICER

Dated: April 8, 1999
       Minneapolis, Minnesota

                        ACI TELECENTRICS, INCORPORATED

                              ------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 MAY 13, 1999

                              ------------------

     The accompanying Proxy is solicited by the Board of Directors of ACI Telecentrics, Incorporated (the "Company") for use at the 1999 Annual Meeting of Shareholders of the Company to be held on May 13, 1999, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it any time prior to its use at the 1999 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 1999 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 1999 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

     The mailing address of the principal executive office of the Company is 3100 West Lake Street, Suite 300, Minneapolis, Minnesota 55416. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about April 8, 1999.

                     OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed March 31, 1999 as the record date for determining shareholders entitled to vote at the 1999 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 1999 Annual Meeting. At the close of business on March 9, 1999, there were 5,742,812 shares of the Company's Common Stock, no par value, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 1999 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.



              PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

     The following table provides information as of March 9, 1999 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock,
(ii) each director of the Company, (iii) the named executive officers in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.


NAME (AND ADDRESS OF 5%             NUMBER OF SHARES       PERCENT
OWNER) OR IDENTITY OF GROUP      BENEFICIALLY OWNED(1)     OF CLASS
-----------------------------   -----------------------   ---------
Rick N. Diamond                        2,100,000(2)          35.7%
 3100 West Lake Street
 Minneapolis, MN 55416

Gary B. Cohen                          2,100,000(3)          35.7%
 3100 West Lake Street
 Minneapolis, MN 55416

Dana Olson                               112,000(4)           1.9%

Seymour Levy                               7,000(5)             *

Phillip T. Levin                           7,000(6)             *

James W. Lupient                           6,000(7)             *

Douglas W. Franchot                        6,000(8)             *

Thomas F. Madison                          5,000(9)             *

Steven A. Kahn                             5,000                *

All Executive Officers                 4,348,657             73.9%
 and Directors as a Group
 (10 Individuals)

------------------
 *  Less than 1%.

(1) Under the rules of the Securities and Exchange Commission, shares not actually outstanding are nevertheless deemed to be beneficially owned by a person if such person has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of a person's right to acquire them are also treated as outstanding when calculating the percent of class owned by such person and when determining the percentage owned by a group.

(2) Includes 525,000 shares held by the Rick A. Diamond Term Trust U/A dated 2/3/97.

(3) Includes 525,000 shares held by the Cohen Term Trust U/A dated 2/3/97.

(4) Includes 112,000 shares which may be purchased by Mr. Olson upon exercise of currently exercisable options.

(5) Includes 6,000 shares which may be purchased by Mr. Levy upon exercise of a currently exercisable option.

(6) Includes 6,000 shares which may be purchased by Mr. Levin upon exercise of a currently exercisable option.

(7) Includes 6,000 shares which may be purchased by Mr. Lupient upon exercise of a currently exercisable option.

(8) Includes 6,000 shares which may be purchased by Mr. Franchot upon exercise of a currently exercisable option.

(9) Includes 5,000 shares which may be purchased by Mr. Madison upon exercise of a currently exercisable option.


ELECTION OF DIRECTORS
(PROPOSALS #1 AND #2)

     The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Board of Directors unanimously recommends that the number of directors be set at seven and that seven directors be elected. Unless otherwise instructed, the Proxies will be so voted.

     Under applicable Minnesota law, approval of the proposal to set the number of directors at seven and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. If, prior to the 1999 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 1999 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.


NAME AND AGE OF                                                                      DIRECTOR
DIRECTOR/NOMINEE         AGE            CURRENT POSITION WITH THE COMPANY             SINCE
---------------------   -----   -------------------------------------------------   ---------

Rick N. Diamond          36     Chairman of the Board, Chief Executive Officer        1987

Gary B. Cohen            37     President, Chief Financial Officer and Director       1987

Seymour Levy             75     Director                                              1996

Douglas W. Franchot      53     Director                                              1996

Phillip T. Levin         55     Director                                              1996

James W. Lupient         64     Director                                              1996

Thomas F. Madison        63     Director                                              1996

BUSINESS EXPERIENCE OF THE DIRECTOR NOMINEES

     RICK N. DIAMOND is co-founder of the Company and has served as the Chief Executive Officer and a director of the Company since its inception in 1987. Mr. Diamond holds a B.A. degree from the

University of Wisconsin and J.D. degree from Washington University in St. Louis, Missouri. Prior to and since founding the Company, he has been active in community and business affairs.

     GARY B. COHEN is co-founder of the Company and has served as the Company's President and as a director since its inception in 1987. Mr. Cohen has served as the Company's Chief Financial Officer since November 1998. Mr. Cohen holds a B.S. degree from the University of Minnesota. Prior to and since founding the Company, he has been active in community and business affairs.

     SEYMOUR LEVY has served as President of Sy Levy & Associates, Inc., a management and organizational consulting firm since 1974.

     DOUGLAS W. FRANCHOT has served as President of Wood, Franchot Inc., an executive search consulting company since August 1985.

     PHILLIP T. LEVIN has served as a director and officer of Metacom, a distributor of audio cassettes, since he co-founded it in 1970. Mr. Levin has also served as Chairman of the Board of Directors of Zomax Optical Media, Inc., a manufacturer of compact discs, since April 1996.

     JAMES W. LUPIENT has served as Chief Executive Officer of Lupient Automotive Group, which owns and operates twenty-three automobile franchises in sixteen locations in Minnesota and Wisconsin, since January 1986. Mr. Lupient serves on the Board of Directors of the Greater Minneapolis Chamber of Commerce, the Better Business Bureau, North Memorial Medical Center, the St. Louis Park Rotary Foundation and Firstar Bank.

     THOMAS F. MADISON has served as Chairman of Communications Holdings, Inc., a distributor of communication equipment since December 1996. Mr. Madison has served as President and CEO of MLM Partners, a venture capital firm since January 1993. From February 1994 to September 1994, Mr. Madison served as Vice Chair and Office of the CEO of Minnesota Mutual Insurance. From July 1988 to December 1992, Mr. Madison served as President -- US WEST Communications Markets.


                         BOARD AND COMMITTEE MEETINGS

     During fiscal 1998, the Board of Directors held five formal meetings and three telephone conference calls. No director attended less than 75% of the meetings of the Board and the committees on which such director served during 1998 with the exception of Mr. Lupient who attended 2 out of 8 meetings. The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee.

     The Audit Committee members are Phillip T. Levin and Thomas F. Madison. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During 1998, the Audit Committee met twice.

     The Compensation Committee members are Seymour Levy, Phillip T. Levin and Douglas W. Franchot. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's 1996 Stock Option Plan. During 1998, the Compensation Committee met once.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer, and the two other most highly compensated executive officers of the company whose salary and bonus exceeded $100,000 in the last fiscal year. No other executive officer's total annual salary and bonus exceeded $100,000 based on salary and bonus earned during fiscal year 1998.


                                                                                                   LONG TERM
                                                                                                 COMPENSATION
                                                                                        -------------------------------
                                                        ANNUAL COMPENSATION                     AWARDS          PAYOUTS
                                            ------------------------------------------- ---------------------- --------
                                                                                         RESTRICTED              LTIP
                                                                                            STOCK               PAYOUTS
NAME AND PRINCIPAL POSITION    FISCAL YEAR      SALARY($)     BONUS($)      OTHER($)      AWARDS($)   OPTIONS     ($)
----------------------------- ------------- ---------------- ---------- --------------- ------------ --------- --------
Rick N. Diamond,                  1998           163,894           --        28,036(1)      --             --     --
 Chief Executive                  1997           175,000           --        19,657(1)      --             --     --
 Officer                          1996           158,333           --        17,935(1)      --             --     --

Gary B. Cohen,                    1998           163,894           --        28,545(1)      --             --     --
 President                        1997           175,000           --        19,751(1)      --             --     --
                                  1996           158,333           --        19,672(1)      --             --     --

Steve Kahn                        1998           128,414(2)        --            --         --          5,000     --
 Chief Financial Officer          1997           125,000           --            --         --             --     --
                                  1996            36,683       13,906            --         --         28,000     --

Dana Olson                        1998           117,154           --            --         --          5,000     --
 Vice President                   1997           100,000           --            --         --             --     --
                                  1996            87,575       19,485            --         --        140,000     --

------------------
(1) Other compensation reported represents (a) the premiums paid by the company for life insurance for the benefit of such officer (b) value of personal use portion of company provided automobile (c) and other miscellaneous income. The dollar value of each such benefit for the year ended December 31, 1998 is R. Diamond (a) $26,086, (b) $1,950, (c) $0; G. Cohen (a)
    $21,920, (b) $6,625, (c) $0. The dollar value of each such benefit for the year ended December 31, 1997 is R. Diamond (a) 17,692, (b) $1,965, (c) $0;
    G. Cohen (a) $13,140, (b) $6,611, (c) $0. Messrs. Kahn and Olson had no other compensation in 1996-1998. The dollar value of each such benefit for the year ended December 31, 1996 is: R. Diamond (a) $11,545, (b) $2,340,
    (c) $4,050; G. Cohen (a) $10,960, (b) $8,712, (c) $0.

(2) Includes compensation paid and accrued to Mr. Kahn through his termination date.


OPTION GRANTS DURING 1998 FISCAL YEAR

     The following table provides information regarding stock options granted during fiscal 1998 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                             INDIVIDUAL GRANTS
                    --------------------------------------------------------------------
                                      PERCENT OF TOTAL      EXERCISE OR
                        OPTIONS        OPTIONS GRANTED      BASE PRICE       EXPIRATION
NAME                    GRANTED        IN FISCAL YEAR      PER SHARE(1)         DATE
-----------------   --------------   ------------------   --------------   -------------
Rick N. Diamond            -0-                --                  --                 --
Gary B. Cohen              -0-                --                  --                 --
Steve Kahn               5,000(2)            1.5%             $ 1.50       May 11, 2008
Dana Olson               5,000(3)            1.5%             $ 1.50       May 11, 2008

------------------
(1) All of these options were granted pursuant to the Company's 1996 Stock Option Plan.

(2) Option was granted on May 12, 1998 and becomes exercisable with respect to 1,667 shares on each of May 12, 1999, 2000 and 2001.

(3) Option was granted on May 12, 1998 and becomes exercisable with respect to 1,667 shares on each of May 12, 1999, 2000 and 2001.


OPTION EXERCISES DURING 1998 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 1998 and the number and value of options at December 31, 1998. The Company does not have any outstanding stock appreciation rights.


                                                            VALUE OF UNEXERCISEED
                      NUMBER OF UNEXERCISED                IN-THE-MONEY OPTIONS AT
                  OPTIONS AT DECEMBER 31, 1998(1)            DECEMBER 31, 1998(2)
NAME                EXERCISABLE/UNEXERCISABLE              EXERCISABLE/UNEXERCISABLE
---------------   -------------------------------          -------------------------
Rick N. Diamond           --             --                   --           --
Gary B. Cohen             --             --                   --           --
Dana Olson           112,000         33,000                   --           --
Steven A. Kahn            --         33,000                   --           --

------------------
(1) Includes options exercisable within 60 days of fiscal year end.

(2) There are no "In-the-money" options at December 31, 1998 as the option exercise price exceeds the $0.375 closing sale price for the Company's Common Stock at December 31, 1998 as quoted by the Nasdaq SmallCap Market.



COMPENSATION TO DIRECTORS

     Members of the Board of Directors receive a per-meeting payment of $500 for formal meetings and $200 for meetings held by telephone conference call. In addition, the Board of Directors has granted to each director nonqualified options to purchase 6,000 shares of Common Stock, with the exception of Mr. Madison who has been granted 5,000 shares, which became exercisable immediately.

     Wood, Franchot Inc., an executive search firm, billed the Company $7,302 and $43,026 for services provided to the Company in 1998 and 1997, respectively. Douglas W. Franchot, a director of the Company, is President of Wood, Franchot Inc.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Each of Mr. Diamond and Mr. Cohen has entered into an employment agreement with the Company providing for a two-year term with a minimum annual base salary of $175,000 and for 24 months' continuation of base salary and health benefits if employment is terminated by the Company for any reason during the initial two-year term of the agreement. If employment is terminated by either party following the initial two-year term, Mr. Diamond and Mr. Cohen will receive 12 months salary and health benefits. These agreements require each of Mr. Diamond and Mr. Cohen to vote his shares for election of the other to serve on the Company's Board of Directors. Each of these agreements includes strict confidentiality protections and prohibits each of Mr. Diamond and Mr. Cohen from competing with the Company for a period equal to the period during which the Company is obligated to make severance payments.

     BUY/SELL AGREEMENTS. Each of Mr. Diamond and Mr. Cohen has entered into a Buy/Sell Agreement with the Company and each other. These Agreements give each of Mr. Diamond and Mr. Cohen the option to purchase shares of the Company's stock from the other in the event the other dies, attempts a voluntary sale of stock, or is subject to a possible involuntary transfer of the stock. In addition, these Agreements require each of Mr. Diamond and Mr. Cohen to maintain life insurance on each other and to use the proceeds thereof to purchase shares from the decedent's estate at fair market value. The Company has an option to purchase any shares not purchased by Mr. Diamond or Mr. Cohen, as the case may be. In all instances, purchase options are at fair market value, as measured by the average market price of the Company's publicly traded common stock over a period of 90 days prior to the event giving rise to an option.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1998, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements, with the exception of Form 5 reports for Seymour Levy, Phillip T. Levin, James W. Lupient, Douglas W. Franchot, Thomas F. Madison, Dana A. Olson and Lois J. Dirksen which were filed, but not on a timely basis.


CERTAIN TRANSACTIONS

     STOCK OPTION VOTING AGREEMENT. Each holder of stock options under the Company's 1996 Stock Option Plan has entered into a voting agreement which grants to Mr. Diamond and Mr. Cohen (acting jointly) the voting rights for all shares acquired pursuant to exercise of such options, until the earlier of five years from date of exercise or until the holder sells such shares in the public market. Shares sold into the public market will not thereafter be subject to the voting agreement.


                                OTHER BUSINESS

     Management knows of no other matters to be presented at the 1999 Annual Meeting. If any other matter properly comes before the 1999 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 Annual Meeting must be received by the Company by November 15, 1999 to be included in the Company's proxy statement and related proxy for the 2000 Annual Meeting.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.



                                  FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO GARY COHEN, PRESIDENT AND CHIEF FINANCIAL OFFICER, ACI TELECENTRICS, INCORPORATED, 3100 WEST LAKE STREET, SUITE 300, MINNEAPOLIS, MINNESOTA 55416. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 31, 1999, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS. COPIES OF THE COMPANY'S 10KSB, PROXY AND OTHER INFORMATION MAY ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.



                                        BY ORDER OF THE BOARD OF DIRECTORS





                                        Rick N. Diamond, Chief Executive Officer
Dated: April 8, 1999

                             ACI TELECENTRICS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 13, 1999
                                   3:30 P.M.

                          MINNEAPOLIS MARQUETTE HOTEL
                              710 MARQUETTE AVENUE
                             MINNEAPOLIS, MINNESOTA




--------------------------------------------------------------------------------


ACI TELECENTRICS, INC.
3100 WEST LAKE STREET, SUITE 300
MINNEAPOLIS, MINNESOTA 55416                                             PROXY
------------------------------------------------------------------------------

The undersigned hereby appoints RICK N. DIAMOND and GARY B. COHEN, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated, all shares of the Common Stock of ACI Telecentrics, Incorporated registered in the name of the undersigned at the 1999 Annual Meeting of Shareholders of the Company to be held at the Minneapolis Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota at 3:30 p.m., on Thursday, May 13, 1999, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                  VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to ACI Telecentrics, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.







                               PLEASE DETACH HERE

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

1. Set the number of directors at seven (7).                                         [ ] For        [ ] Against       [ ] Abstain

2. Election of directors:     01 Rick N. Diamond       05 Phillip T. Levin           [ ] Vote FOR            [ ] Vote WITHHELD
                              02 Gary B. Cohen         06 James W. Lupient               all nominees            from all nominees
                              03 Seymour Levy          07 Thomas F. Madison
                              04 Douglas W. Franchot

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,         ---------------------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
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3. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL
SPECIFICALLY IDENTIFIED ABOVE.

Address Change? Mark Box [ ]                                                     Date ______________________________________, 1999
Indicate changes below:


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                                                                                PLEASE DATE AND SIGN ABOVE
                                                                                exactly as name appears at the left, indicating,
                                                                                where proper, official position or representative
                                                                                capacity. For stock held in joint tenancy, each
                                                                                joint owner should sign.
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